Parnassus Funds Quarterly Report

March 31, 2022

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2022

May 6, 2022

Dear Shareholder,

2022 has gotten off to a challenging start, with inflation fears and the war in Ukraine putting a damper on investor sentiment. Our large cap offerings, the Parnassus Core Equity Fund and the value-oriented Parnassus Endeavor Fund, were both down just under -6% for the first quarter. Our mid cap funds fared worse, with the Parnassus Mid Cap Fund returning -11% and the Parnassus Mid Cap Growth Fund down -16%. The Parnassus Fixed Income Fund posted a loss of -7%, as rising interest rates reduced the value of the fund’s holdings.

Inflation at levels not seen in 40 years, a major land war involving a nuclear armed aggressor and a still present, although receding, pandemic are formidable headwinds for financial markets. It is during times like this that I find comfort in our long-term investment orientation, our talented team and our time-tested investment process. I encourage you to read the reports that follow so you can learn how our portfolio managers intend to navigate this difficult period.

Business Involvement in Russia

Since the invasion of Ukraine by Russia in late February, we have been closely monitoring the actions taken by our portfolio companies related to any business involvement in the impacted region. In aggregate, our holdings generate less than 1% of their revenue from Russia, and we have no investments in any company that generates more than 5% of revenue in Russia. Since we do not invest in fossil fuel companies, we have no investments related to the production of Russian oil and gas, which is the country’s major export and, therefore, funds a significant amount of Russia’s military.

There are companies in the funds that offered financial services and technology to Russian customers when the war started. The top five by percentage of revenue derived in Russia as of 2021 are Apple, Cisco Systems, Google (Alphabet), Mastercard and Microsoft. All of these companies announced that they are suspending business in Russia as a result of the war. We applaud these decisions, because these companies’ products and services may be used to harm Ukrainians, even if indirectly.

New Hires

Krishna Chintalapalli joined the investment team as a senior research analyst and will be supporting the Parnassus Endeavor Fund, our large cap value offering. Krishna joins us from Ariel Investments, where he worked as a vice president and research analyst since 2016. Prior to this, Krishna worked in strategy consulting at PwC and CMA Strategy Consulting, and in technology consulting at Aricent Group. Krishna earned an MBA from Cornell University and a bachelor’s degree in engineering from West Bengal University of Technology in India. In his free time, Krishna enjoys meditation, hiking and history documentaries.

Ryan Lumsden joined our client services group as manager of institutional relations. Prior to joining Parnassus, Mr. Lumsden was a client manager in the U.S. Institutional Group at Orbis Investments in San Francisco. He also served as managing director of Digital Advice & Customer Experience at Charles Schwab, a management consultant at Deloitte Consulting and an investment consultant at Rogerscasey. Ryan received his bachelor’s degree in economics

Quarterly Report • 2022

from Emory University, where he was a varsity baseball player, and his MBA from the University of Michigan – Ross School of Business. In his spare time, Ryan enjoys hiking, exploring the coastline, and spending time with his family.

Thank you for investing in the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • 2022

Parnassus Core Equity Fund

As of March 31, 2022, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $59.74. After taking dividends into account, the total return for the first quarter was a loss of -5.74%. This compares to a decline of -4.60% for the S&P 500 Index (“S&P 500”) and a loss of -1.34% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper Average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper Average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	12.23	18.89	16.25	14.88	0.82

Parnassus Core Equity Fund – Institutional Shares	12.46	19.15	16.50	15.10	0.61

S&P 500 Index	15.65	18.92	15.99	14.64	NA

Lipper Equity Income Funds Average	12.94	13.05	10.69	10.88	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

First Quarter Review

After a relentless climb in the S&P 500 last year, the index started 2022 with a volatile quarter, finishing down -4.60%. While the world is still grappling with virus variants and supply-chain disruptions, the first quarter added an increasingly hawkish Federal Reserve, worsening inflation and an escalating geopolitical conflict between Russia and Ukraine. Tightening financial conditions along with added inflationary pressure from economic sanctions shifted investor focus toward the impact on overall demand.

With this backdrop, the Parnassus Core Equity Fund – Investor Shares returned -5.74%. While stock selection was positive, sector allocation was negative and explained all our underperformance. Our underweight positioning in the energy sector, driven by our avoidance of fossil fuels, was the biggest detractor. Within stock selection, communication services was our biggest contributor, followed by industrials.

John Deere, a leading manufacturer of farming equipment, was the Fund’s best performer in the quarter, with the stock returning 21.5%, contributing a positive 0.7%* to the Fund’s return. The company continues to benefit from a strong equipment-replacement cycle and higher commodity prices that are improving farmer profits. Longer term, Deere provided guidance for structurally higher margins, continued adoption of precision technology and a mix-shift toward more recurring revenue. We believe the stock will continue to benefit from these secular tailwinds.

CME Group, which operates a derivatives marketplace, was also a positive contributor in the quarter with the stock returning 4.6%, adding 0.2% to the Fund’s return. The company’s interest rate and commodity derivatives

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

exchange businesses benefit from volatility, which remained elevated throughout the quarter. The expectations of this environment translating into higher exchange volumes supported the stock’s returns.

Our next largest positive contributor was Becton Dickson, a global medical technology company. The company reported strong results and provided guidance that exceeds investor expectations in a difficult environment. Both Becton Dickson’s core business and COVID-19 testing segments are performing well and the company is improving their execution, which helped drive the stock’s 6.1% return in the quarter. This contributed 0.2% to the Fund’s return.

The three largest detractors in the quarter were Pentair, Cadence Design Systems and Applied Materials. Pentair’s stock returned -25.5% in the quarter, which detracted 0.4% from the Fund’s return. This provider of water and pool solutions reported weak guidance, citing continued inflationary cost pressures. As interest rates climbed, investor concerns also shifted to a potentially weaker demand environment this year. We reduced our position size in the quarter.

Cadence Design Systems, a leading provider of electronic design automation software, returned -23.5% for the Fund, detracting 0.4% from the Fund’s return. Despite excellent business results, the stock sold off as its valuation compressed along with the valuation of many other high-quality growth companies. We exited the position this quarter in favor of more attractive opportunities that presented themselves.

Lastly, Applied Materials, a dominant provider of semiconductor capital equipment, returned -16.1% during the quarter, as the company reported strong results but slightly weaker-than-expected guidance. This detracted 0.4% from the Fund’s return. Given the elevated expectations for a robust demand environment, the lackluster guidance coupled with a rising interest-rate environment likely pressured the shares. We continue to believe that the long-term secular drivers that favor Applied Materials remain intact, and its stock is still attractively priced.

Parnassus Core Equity Fund

As of March 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The volatile start to 2022 saw the S&P 500 down -12.5% at its trough, followed by an 8.6% rally into the end of the first quarter. At these levels, the investment set up

Quarterly Report • 2022

remains precarious. The labor market is tightening with unemployment trending below 3.8%, and inflation remains significantly above the 2% target rate at 7.9%1,2 – a 40-year high. The Federal Reserve reaffirmed their hawkish stance and commitment to raise interest rates to help combat inflation. Although it’s not clear exactly how rate sensitive the economy is today, rising rates inevitably impact demand and elevate the risk of recession. The economy is now expected to slow faster, with real GDP growth projected to now be 3.5% in 2022 versus over 4% at the time of our last quarterly commentary. On top of this, there are persisting economic impacts from the pandemic and supply chains that have yet to normalize and may worsen depending on the ultimate resolution of the Ukraine-Russia conflict.

Despite these challenges, we have made significant progress in returning to economic normalcy in a post-pandemic world. Many countries are fully reopened, and some have even lifted mask mandates. The Federal Reserve raising interest rates may negatively impact demand, but the positive tradeoff is incrementally addressing the issue of inflation. Further, there are signs that inventories are beginning to build, which may be indicative of progress toward supply-chain normalization. There are also many datapoints to suggest that the U.S. consumer, by and large, is strong. In sum, although there are numerous reasons to be pessimistic on risk assets, we also see reasons to be constructive.

As always, we’re focused on our goal of capturing more of the market upside than downside. In an environment where the economy is slowing and elevated inflation persists, we believe our portfolio has a balance of advantaged, secular growers at reasonable prices and companies with more resilient fundamentals. Where we choose to get more cyclical or GDP-sensitive exposure, we lean into our bias for quality and remain selective. In general, we are concerned about profit-margin disappointment throughout the year for some companies due to commodity inflation, wage pressures and potential demand shortfalls. Earnings expectations for the market are at an all-time high despite clear headwinds.

As such, we are also looking for companies with not only pricing power and secular demand, but control over their cost structures.

With this framework in mind, we had a very active first quarter, buying seven new stocks while selling five. Overall, we took advantage of the volatility to upgrade the business quality of the portfolio while incrementally tilting the portfolio toward more resilient fundamentals.

Our largest overweight sector is industrials. We continue to see attractive, idiosyncratic opportunities in this sector that offer unique exposure to different parts of the economy. We added Verisk Analytics, which we previously held and exited last year. Verisk’s crown jewel is their insurance data business, which is a dominant standard in the industry and is not exposed to any underwriting risk. At the time of our sale, the businesses outside of insurance were struggling and we saw a pattern of poor capital allocation. Since then, there’s been a divestment of a non-core business, a continued willingness to optimize their remaining portfolio of businesses and a new CEO who has committed to more shareholder-friendly capital allocation. We believe these changes will benefit shareholders for many years to come. We also initiated a position in Union Pacific Corporation, which operates a railroad network that spans the western two-thirds of the United States and serves all six major Mexico gateways. We believe both Union Pacific and our other railroad holding, Canadian Pacific, are mission-critical businesses that are poised to benefit from increasing domestic industrial production.

Our next largest overweight is materials due to adding to our existing positions in Ball Corporation and Linde. We initiated a new position in Sherwin Williams, a leading manufacturer and distributor of paint. We believe these stocks offer attractively priced cyclical exposure through high-quality businesses. Sherwin Williams is well-positioned to gain market share during a difficult commodity environment while also benefitting significantly once commodity input costs inevitably fall.

Our biggest change in sector allocation is our overweight position in communication services, largely

1 Consumer Price Index, U.S. Bureau of Labor.

2 Consumer Price Index (CPI) is measure that examines the weighted average of prices of a fixed basket of consumer goods and services (such as food, transportation, shelter, utilities, and medical care), and is widely used as a cost-of-living benchmark.

Quarterly Report • 2022

driven by our new investment in T-Mobile US, the wireless carrier. Despite increasing competitive intensity in the wireless and cable industries, our positions in Comcast, Verizon and T-Mobile US reflect our view that the resilient fundamentals offered in this sector are attractively priced. Due to the Sprint acquisition, T-Mobile US is structurally advantaged for the foreseeable future, with the best 5G wireless network and the lowest prices. This is a classic story of a lower-priced market share gainer with clear share donors that should lead to an increase in free cash flow3 as one-time merger expenses roll off.

We reduced our overweight in real estate by selling Digital Realty. The rising interest rate environment has not favored the asset class in general, but disproportionately impacted real estate companies with longer-term fixed-price contracts and high capital needs. We admire the execution and transformation that Digital Realty has demonstrated over our multi-year holding period. However, we sold Digital Realty in favor of more attractive, less rate-sensitive opportunities in other sectors.

After successfully investing in Synopsys and Cadence Design Systems since 2018, we decided to sell both positions this quarter, which slightly reduced our overweight in the information technology sector. Although we expect both companies to continue to benefit from increasingly complex semiconductor design needs, the valuation of the stocks reflect a level of investor optimism that makes the risk-reward profile less compelling. Within technology, we also sold Intel, due to concerns around the timing and capital needs of the company’s turnaround.

Our largest underweight sector continues to be consumer discretionary as we believe valuations are unattractive given the elevated risk to certain consumer segments. We sold branded apparel company VF Corporation while adding a new position in Home Depot. We prefer Home Depot over VF Corporation, which continues to face some brand and supply-chain disruptions. We remain overweight in consumer staples despite slightly reducing our allocation to the sector.

We reduced our underweight in health care by adding a new position in Thermo Fisher Scientific, a leading health care device supplier. The company has one of the largest and broadest life science distribution platforms and should continue to benefit from many of the secular trends and innovation driving industry growth.

Finally, in terms of new positions, we bought shares in Intercontinental Exchange, the owner and operator of multiple derivative exchanges along with a leading mortgage technology platform that includes Ellie Mae. This had little impact to our financials positioning where we remain slightly underweight with minimal credit-risk exposure. Our portfolio also continues to be underweight utilities, due to high valuations and unattractive risk-reward profiles. We have no direct energy exposure due to our avoidance of fossil fuels.

While 2022 got off to a volatile start, we remain focused on our goal of achieving long-term outperformance by capturing more of the market upside than downside as we enter the rest of the year.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

3 Free cash flow (FCF) represents the cash a company can generate after accounting for capital expenditures needed to maintain or maximize its asset base.

Quarterly Report • 2022

Parnassus Mid Cap Fund

As of March 31, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Fund—Investor Shares was $40.29, resulting in a loss of -10.86% for the first quarter. This compares to a loss of -5.68% for the Russell Midcap Index (the “Russell”) and a loss of -4.50% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (the “Lipper Average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper Average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	0.58	9.76	9.51	11.13	0.96

Parnassus Mid Cap Fund – Institutional Shares	0.78	10.01	9.76	11.31	0.75

Russell Midcap Index	6.92	14.89	12.62	12.85	NA

Lipper Mid-Cap Core Funds Average	7.47	13.43	10.36	10.94	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 9.94%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

First Quarter Review

After the remarkable market gains of the last three years, domestic stocks fell during the first quarter of 2022. Major indices plummeted as investors became increasingly concerned about soaring inflation, impending interest rate hikes and decelerating economic growth. Stocks partly recovered in February as COVID-19 cases waned in the United States, but by the end of February stocks plunged as the world was hit by another shock, Russia’s horrific invasion of Ukraine. Climbing multiple walls of worry, stocks recovered a portion of their losses from their early-March lows, but volatility remains elevated and more of the same can be expected as financial conditions tighten.

The Parnassus Mid Cap Fund – Investor Shares declined -10.86%, trailing the Russell Midcap Index’s decline of -5.68% and the Lipper’s decline of -4.50% for the quarter. We have historically outperformed our benchmarks during down markets, so the Fund’s first quarter performance was disappointing. From an allocation perspective, our zero-weight allocation to the surging energy sector, and underweight allocation in utilities stocks hurt the Fund, taking 170 basis points (One basis point 1/100 of one percent) and 20 basis points from the Fund’s return, respectively. Our overweight exposure to consumer staples sector had a small, positive effect on performance. Stock selection was a larger factor in performance than any of the above, taking 317 basis points from the Fund’s performance. Several holdings experienced setbacks, though we believe many of our poorest performers are good quality businesses that will recover in the coming years.

Our weakest-performing stock during the quarter was Burlington Stores, a leading off-price retailer with over 760 stores in the United States. The stock dropped

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

-37.5%, reducing the fund’s return by -1.1%.* The company delivered disappointing same-store sales growth, driven by depressed store traffic, due to a spike in COVID-19 cases and supply-chain constraints reducing merchandise in its stores. Despite these challenges, we expect Burlington’s earnings to eventually rebound, as it benefits from selective price increases, the roll-out of smaller, more profitable stores and an increasingly compelling customer-value proposition with its bargain branded merchandise.

Avantor, a leading distributor and manufacturer of life sciences tools and supplies, fell by -19.7% and reduced the Fund’s return by -0.6%. Avantor’s Q4 earnings update showed solid biopharma trends entering 2022, beating expectations and raising long-term estimates. However, the stock’s valuation multiple fell throughout the quarter, as did its life sciences tools industry peers, as investors rotated into more cyclical investment opportunities. We believe Avantor is well-positioned, given exposure to fast-growing health care markets, a high recurring revenue mix and a long margin expansion runway.

Angi Inc., a leading home services online marketplace, declined by -38.4%, reducing the fund’s return by -0.5%. The stock fell after Angi’s profitability fell short of expectations, as management is heavily reinvesting back into the business to drive higher market penetration. Angi investors had to grapple with weak core-business trends, further hurt by the Omicron variant and re-branding headwinds. While we believe Angi’s recent headwinds will ultimately prove transient and the company will capitalize on the fixed-price services opportunity, we are reviewing the investment given the surprising scale of the reinvestment program.

Shifting to our winners, our strongest performer was Jack Henry & Associates, a leading technology and payment-processing-solution provider for financial institutions. The stock rose by 18.3%, adding 0.6% to the Fund’s total return. Jack Henry is experiencing strong momentum across its business, benefiting from a healthy spending environment and new competitive wins. The company’s highly recurring and durable business model is attractive, and Jack Henry’s announcement of a cloud-native technology strategy makes us confident in its growth prospects.

First Horizon, a Southeastern regional bank, rose 44.8%, adding 0.5% to the Fund’s total return. On February 29, Toronto-based TD Bank Group announced that it will pay $13.4 billion in an all-cash offer to acquire First Horizon, reflecting the value of its strong presence in attractive markets and representing a 37% premium over the prior trading day close price. As a long-tenured shareholder in First Horizon, we’re pleased the deal generated strong returns for our shareholders.

Grocery Outlet, a domestic off-price grocer, climbed 15.9%, contributing 0.4% to the Fund’s total return. The company’s same-store sales growth rebounded to 4.5%, as customers sought greater value in today’s inflationary environment, and the effect of stimulus payments that initially hurt the discount grocer began to fade. The company also announced plans to add an Instacart e-commerce option to its stores by mid-2022, resulting in a potential source of new traffic. We believe the company has exciting growth prospects, given its margin expansion potential, new unit growth and improved same store sales growth.

Quarterly Report • 2022

Parnassus Mid Cap Fund

As of March 31, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Strategy and Outlook

Following a three-year period of exceptional returns, mid cap stocks lost ground during the first quarter of 2022, finishing down over 5% as measured by the Russell in what was the worst start to the year since COVID-19 emerged in early 2020. Inflation spiked to a four-decade high of nearly 8%, prompting the Federal Reserve to officially retire “transitory” in its descriptions of the central bank’s inflation outlook and pivot towards a more hawkish stance to tame inflation. At the same time, the Russia-Ukraine war adds to the already high inflationary pressures that many companies are facing and weighs on global growth. COVID-19 appears to be waning in parts of the world, but another spike is not out of the question. The economy is expected to grow 3.4% for 2022, which is down from 4.2% just a quarter ago, but we believe the current forecast might still be too ambitious. Approximately 20% of economists on Bloomberg are now calling for a recession within the next twelve months.

We don’t know how much the Federal Reserve’s tightening will affect financial conditions or if a recession is looming, but we’re sharpening our pencils to make certain that our portfolio is well-positioned, irrespective of the economic backdrop, to outperform the market. We are focused on owning a collection of companies with resilient fundamentals, including those with durable growth drivers, competitive advantages, that allow them to flex pricing and control costs, disciplined managers and solid ESG practices.

With this backdrop, we had a busy quarter, as we bought six new stocks and sold seven. Several of our holdings were acquired, and we took advantage of the recent market weakness to add several-high-quality businesses to the portfolio that we expect to outperform the market over our investment period regardless of the economic environment.

Moving to our sector positioning, the information technology sector remains our largest weighting at 22.1% relative to the benchmark’s 18.0%. Our technology holdings include a collection of companies with secular growth prospects, such as Jack Henry, a leading provider of mission-critical payments processing solutions for financial institutions. We took advantage of the recent market weakness to buy Autodesk, a leading provider of 3D-design and engineering software. We believe Autodesk offers a multi-year runway for robust revenue growth and margin expansion. To make room for the position, we exited our long-tenured successful position in Cadence, a provider of semiconductor-design software. We believe Cadence is a fantastic company, but the stock is fully valued.

Quarterly Report • 2022

The Fund is also overweight the industrials sector relative the Russell. Almost half of our industrial holdings are less-cyclical business service companies with highly recurring business models and strong balance sheets such as Verisk, a data analytics company focused on the insurance market. We added two new industrial stocks, Stanley Black & Decker and CNH Industrial. Best known for its DeWalt power tools sold in Home Depot, Stanley is well-positioned to deliver profitable growth, market-share gains and pricing power with its differentiated products. CNH, one of the largest makers of agricultural equipment, should benefit from healthy demand as farmers seek to optimize crop yields and as its new management team focuses on investing in innovative farming technologies and margin expansion. At the same time, we exited Xylem in response to the strong outperformance of the stock over the past few years.

The Fund remains overweight the health care sector, anchored by life sciences tools players, Agilent and Avantor, and diagnostics and 3D-mammography leader Hologic. We exited our position in Cerner, as the company agreed to be acquired by Oracle for a 20% premium and an all-cash offer valued at $28.3 billion. We also sold Teleflex, due to concerns related to weakening demand for its core UroLift product and slowing growth prospects. We invested a portion of the proceeds in IQVIA Holdings, which runs clinical trials for biotechnology and big pharma companies. We believe the company provides unique exposure to the explosion in new therapies, and its global platform should enable the company to consolidate share in a highly fragmented market and deliver strong multi-year earnings growth.

The Fund is also overweight the consumer staples sector and about equal weight the consumer discretionary sector. We bought the largest U.S.-based homebuilder, D.R. Horton, which has carved out a narrow moat, due to its scale and deep relationships with local land developers and labor resources, enabling the company to develop homes at a lower cost than smaller players and achieve better margins. The stock sold off recently in response to rising mortgage rates, but we believe the stock’s risk-reward is compelling, as the housing market is still significantly undersupplied, and its valuation is attractive. During the quarter, we exited McCormick given its elevated valuation.

We are underweight the financial sector, REIT and communication services sectors. We swapped our position in Public Storage with Alexandria Real Estate Equities. Public Storage outperformed the Russell by almost 50% over the past year making the investment less compelling from a valuation perspective. Also, it’s market capitalization skyrocketed to over $65 billion, so it no longer fit well with our mid cap mandate. Alexandria, an owner of specialized office buildings and laboratories leased to life science and technology companies, should benefit from favorable lease terms and a sticky tenant base. We also sold Digital Realty since the stock was no longer undervalued.

The fund is also underweight the utilities and materials sectors, and does not own any energy stocks, given our avoidance of fossil fuels.

Despite a volatile start to the year, we are confident that our process will lead to strong risk-adjusted returns over a longer-term period and full market cycles. We believe our high-quality portfolio holdings have secular business prospects and attractive risk-reward profiles, which should boost fund returns during our investment period.

Thank you for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2022

Parnassus Endeavor Fund

As of March 31, 2022, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $50.96, so the total return for the quarter was a loss of -5.68%. This compares to a total return of -0.74% for the Russell 1000 Value Index (“Russell 1000 Value”), a loss of -4.60% for the S&P 500 Index (“S&P 500”) and a loss of -0.46% for the Lipper Multi-Cap Value Funds Average, which represents the average return of the multi-cap value funds followed by Lipper (the “Lipper Average”). It was a difficult quarter for the Fund. Surging prices for oil and commodities, areas in which we do not invest, compounded by a sell-off in technology stocks drove our underperformance this quarter.

Below is a table that summarizes the performance of the Parnassus Endeavor Fund, the Russell 1000 Value, the S&P 500 and the Lipper Average over multiple time periods. The Fund lagged both benchmarks this year but remains substantially ahead of them over longer time horizons.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	5.83	21.04	15.90	16.21	0.90	0.88

Parnassus Endeavor Fund – Institutional Shares	6.04	21.30	16.14	16.38	0.71	0.65

Russell 1000 Value Index	11.67	13.02	10.29	11.70	NA	NA

S&P 500 Index	15.65	18.92	15.99	14.64	NA	NA

Lipper Multi-Cap Value Funds Average	11.74	13.42	10.42	10.95	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 15.27%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2022, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.65% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2023 and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

Each of our three largest detractors reduced the Fund’s return by 0.41% or more. Technology and consumer discretionary sectors were the benchmark’s worst performers, as reflected in our losing stocks. Conversely, energy, materials, and utilities were the benchmark’s three best-performing sectors. These industries account for 16% of the Russell 1000 Value and, because of our active role as socially responsible investors, none of the Endeavor Fund. On the other hand, each of our three largest contributors added 0.21% or more to the Fund’s return. Our health care investments and certain financials were among our best performers.

Our biggest loser was memory manufacturing company Western Digital. It reduced the Fund’s relative return by -0.55%,* as the stock fell -23.9%. The company’s revenue and margins were doubly impacted by industry wide supply-chain constraints and company-specific manufacturing issues. Despite these challenges, we believe the stock’s low valuation presents significant upside as longer-term demand drivers for memory semiconductors remain favorable.

Agilent reduced the Fund’s performance by -0.47%, as its shares delivered a negative total return of -17.0%. The company beat Wall Street’s expectations and raised guidance, but the stock fell as secular growth companies trading at premium multiples de-rated relative to the market. Agilent remains well positioned in its biopharma and chemical/energy end-markets, supported by a strong order book and backlog that continues to outpace revenue growth. We like the company’s healthy balance sheet and attractive valuation relative to the high quality of its business.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

Mall and shopping center company Simon Property Group subtracted -0.41% from the Fund’s return as its stock slipped -16.6%. Operating profitability, leasing activity, and occupancy rates all improved through the year. However, higher costs stemming from wages, janitorial and security services, and platform investments threatened to squeeze margins going forward. We like Simon’s portfolio of assets, which include Class A malls located in markets with dense populations and high incomes. Continued economic reopening including the return of international tourism should boost the stock.

Our biggest winner was Vertex Pharmaceuticals. It contributed 0.44% to the Fund’s relative return, as its stock soared 18.8%. The company’s cystic fibrosis business continues to grow with Trikafta, its triple combination, receiving approvals in new geographies and younger age groups. Vertex also had positive pipeline news, with successful phase II trials for its molecules in APOL1-mediated kidney disease and acute pain. Finally, Vertex remains on track to file for FDA approval for its CRISPR collaboration in beta thalassemia and sickle cell disease by year end. We continue to think Vertex is an innovative biotechnology company with a strong management team, and its current valuation better reflects the value of its existing cystic fibrosis franchise and pipeline.

Shares of American Express gained 14.6% in the quarter, contributing 0.35% to the Fund’s performance. American Express benefitted from a variety of economic factors in the quarter, including inflation, rising wages, and improved business travel. Because American Express earns fees on transactions, it is one of the few companies that directly profits from rising inflation. Consumer spending remained strong to start the year, and business travel continued to normalize, all of which helped American Express’ current earnings and outlook.

Leading U.S. auto insurer Progressive increased the Fund’s return by 0.21%, as the stock climbed 11.2%. Investors appreciated the company’s renewed focus on profitability, which was impacted by a strategy to gain market share during the pandemic by lowering premiums. We expect profits to continue to grow as Progressive gradually raises premiums to offset exceptional costs from elevated car prices and temporarily higher incident rates.

Parnassus Endeavor Fund

As of March 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2022

Outlook and Strategy

Five themes dominated stock markets in the first few months of 2022. First, global supply chains initially disrupted by the pandemic are taking a long time to disentangle. Second, supply constraints for inputs, ranging from semiconductors to labor, are leading to high levels of inflation not seen since the 1980s. Third, the Fed is responding to persistent inflation by raising interest rates and could continue raising rates through 2023. Fourth, Russia’s brutal invasion of Ukraine shocked the global order and has led to untold human tragedy and suffering. From an economic perspective, surging oil and gas prices resulting from the conflict only exacerbates the earlier supply-chain, inflation and monetary-policy challenges. The result is volatility in the stock market, as investors attempt to weigh the probabilities of a wide range of potential outcomes.

The current situation is helpful in some ways to the Parnassus Endeavor Fund, but it hurts our performance in other ways. Let me start with the negatives. Rising oil prices hurts the Fund because we do not invest in fossil fuels. This is a long-standing policy informed by our values, but equally by our belief in the long-term decarbonization of the economy. The Russian-Ukraine conflict is one of many examples of the urgent need to reduce our dependence on foreign oil and to shift our economy towards more sustainable sources of energy. The Parnassus Endeavor Fund also avoids environmentally destructive and extractive businesses, such as mining operations. Therefore, the current surge in commodities prices also hurts us. We seek to invest instead in quality companies at discounted prices. We do not consider commodity-driven businesses to be high-quality companies with sustainable economic moats.

There are multiple ways we believe the Parnassus Endeavor Fund is poised to win in this economic environment. Perhaps most important is our emphasis on the lost art of value investing. In the simplest of terms, we strive to invest in established companies that generate cash and do so at the best possible price. Contrast that with the many expensive and speculative companies today that make no profits. If inflation remains high, such companies won’t be able to cover their costs. If interest rates rise, so too will their cost of capital. As we are at the beginning of potentially several years of interest rate hikes, we think a focus on quality companies at good valuations is the most prudent approach.

To that end, we added several new stocks in the quarter. We added Moderna to our existing overweight in health care. The vaccine maker is highly innovative, with an active and underappreciated pipeline, and trades at a bargain valuation. We made investments in beaten down stocks linked to the undersupplied housing market, including Comcast, D.R. Horton, and Stanley Black & Decker. Finally, we added PayPal, at a steep discount to its pandemic-era peak price, to take advantage of the secular growth of e-commerce and digital payments. We have been following many of these companies for months or years. It was the market’s volatility, unsettling to many, that presented these exceptional buying opportunities for us.

Thank you for your investment in the Parnassus Endeavor Fund.

Billy Hwan

Portfolio Manager

Quarterly Report • 2022

Parnassus Mid Cap Growth Fund

As of March 31, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $54.29, resulting in a loss of -15.65% for the first quarter. This compares to a loss of -12.58% for the Russell Midcap Growth Index (“Russell Midcap Growth”) and a loss of -12.54% for the Lipper Multi-Cap Growth Funds Average, which represents the average return of the multi-cap growth funds followed by Lipper (the “Lipper Average”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, the Russell Midcap Growth and the Lipper Average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2022.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	-8.57	10.18	8.96	11.72	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	-8.47	10.31	9.12	11.83	0.68

Russell Midcap Growth Index	-0.89	14.81	15.10	13.52	NA

Lipper Multi-Cap Growth Funds Average	-0.08	17.68	17.00	13.88	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 8.90%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

First Quarter Review

The market started the year off with a decline, as the Russell Midcap Growth fell -12.6% during the first quarter. Our Parnassus Mid Cap Growth – Investor Shares trailed the index by -3.1%, finishing down -15.7%. We’re disappointed by our underperformance this quarter. We believe that our portfolio of innovative companies with secular tailwinds and expanding competitive moats should bounce back and generate solid returns. We’ve added to many of our stocks that are trading at discounted valuations, and we believe these trades will boost our returns in the future.

Sector allocation had a negative impact on our performance relative to the benchmark, as the energy sector cost us -0.8% return. As a fossil fuel-free^ fund, we don’t invest in oil and gas stocks. While there will be periods when oil prices rise and detract from our performance, we believe that over the long term, our portfolio will benefit as our economy transitions toward renewable energy sources. Stock selection hurt our performance as well, most notably in the technology sector, as many of our higher-growth and therefore higher valuation – software stocks underperformed and overwhelmed our positive stock selection in the consumer discretionary sector.

Moving on to individual stocks, pool supplies distributor Pool Corporation returned -25.2% during the quarter and reduced the Fund’s return by -1.2%.* Despite reporting another impressive quarter of double-digit revenue growth, the stock fell as investors worried that higher interest rates on mortgages and home equity loans could impact the demand for residential pools. While it’s true that new pool construction could slow, most of Pool Corp’s revenue is from recurring maintenance that should be resilient in a slowdown. We’re holding on to this market leader, as its earnings growth should compound at a double-digit clip over time, in our view, and if the residential pool

* For this report, we quote total return to the portfolio, which includes price change and dividends.

^ The Fund does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater.

Quarterly Report • 2022

market softens, Pool Corp is best positioned to gain market share and acquire its weakened competitors.

Semiconductor testing company Teradyne subtracted -0.8% from the Fund’s return, as its shares returned -27.6%. Teradyne’s stock fell after it announced that its largest customer, Apple, has pushed out a key semiconductor node transition to 2023, which will reduce Teradyne’s testing revenue this year. While we were surprised by the news, it’s important to note that the revenue has been delayed and is not lost. We added to our position on the weakness, as the secular trends of increasing semiconductor complexity and the proliferation of use cases remain powerfully behind Teradyne.

Angi, the leading online platform for home service projects, subtracted -0.7% from the Fund’s return. The stock dropped -38.4% as Angi’s growth slowed because the company decided to consolidate its HomeAdvisor and Angi’s List brands into Angi, which has reduced online traffic. The company is investing heavily to reverse this trend by building Angi’s brand awareness and expanding its new, fixed-price offering. We’re holding onto our shares, because the transition is still in progress and the addressable market is so big that we believe our upside will be massive if it’s successful.

Shares of 10x Genomics, the leader in single-cell analysis, fell -48.9% and cut -0.7% from the Fund’s return. The stock fell after the company’s revenue guidance for 2022 fell below investors’ expectations, as 10x Genomics repositioned its planned product launches and the Omicron COVID-variant dampened demand from academic customers. We see no change to 10x Genomics’ position as the market leader in a large and growing market, so we’re holding onto our shares.

Moving to our outperformers, Silvergate Capital, a leading provider of financial infrastructure for the digital asset industry, added 0.1% to the Fund’s performance as its shares rose 1.6%. During the quarter, Silvergate purchased the assets of Diem to build out its stable coin business and expanded its real-time settlement network to include euro-denominated transfers. Both initiatives could meaningfully increase Silvergate’s earnings power.

Our large position size in auto parts retailer O’Reilly Automotive was also beneficial to our performance as the stock declined much less than the benchmark. O’Reilly returned -3.0% during the quarter, subtracting -0.1% from the Fund’s return, as the company delivered another quarter of double-digit same store sales growth and a 41% jump in earnings per share. While the decline in the Russell Midcap Growth brought O’Reilly’s shares down with it, the company’s impressive earnings and resilient business model allowed it to outperform the index.

Parnassus Mid Cap Growth Fund

As of March 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2022

Outlook and Strategy

After three consecutive years of double-digit gains, the Russell Midcap Growth fell by -12.6% to start 2022. It bottomed on March 14, declining more than -27% from the all-time high it set in November 2021. Although the index bounced at the end of the quarter, it’s still solidly in correction territory.

We noted in our last report that the market’s range of outcomes has been widening. Given Russia’s invasion of Ukraine, we believe the range of outcomes is now even greater than we initially anticipated. High energy prices and rising inflation have lowered consumer confidence and may push Europe into recession. With Europe’s important role in the global economy, slower growth is likely to be felt in North America and Asia as well. In fact, expectations for U.S. real GDP growth in 2022 have been revised lower, from 4.2% at the start of the year to 3.5% at quarter-end. Inflation in the U.S. was already high due to global supply-chain issues, and it is now likely to remain elevated for longer due to a shortage of supply across many commodities. With rising inflation, bond yields have jumped to their highest level in three years. The Federal Reserve now has the challenging task of raising interest rates enough to slow inflation, but not so much that it causes a recession. Finally, while COVID-19 is receding in the U.S., flare ups and new variants remain a risk to supply chains and global growth.

Boiling this all down, our takeaway is that we expect global growth to slow. In a world where growth is scarce, growth stocks have historically become more desirable. Combined with the fact that growth stocks have recently been on sale, we think the outlook for growth stocks is attractive. We’re particularly excited about the prospects for our portfolio of high-quality growth companies. Our portfolio’s weighted average revenue growth and profitability are greater than the benchmark’s, while our financial leverage is lower. We believe these characteristics make us well-positioned for a wide range of macroenvironments.

As a high-conviction fund, we took advantage of the sell-off in growth stocks and added at least 1.0% to three stocks that were trading at depressed prices during the quarter: Veeva Systems, the leader in cloud software for the life sciences industry; Coupa, a global technology platform for business spend management; and Match Group, the dominant online dating company.

We also used the market swoon to invest in four new companies that in our view further enhance the quality of our fund. We swapped our investment in Okta for Fortinet, a cybersecurity company that has over 500,000 customers and is a leader in firewalls. Both Okta and Fortinet benefit from the secular tailwinds behind cybersecurity, but we were disappointed with Okta’s recent security breach and how they handled the situation. Fortinet is solidly profitable, has built a wide moat in network firewalls and has an impressive track record of innovation. The company is well positioned to benefit from ongoing vendor consolidation in cybersecurity, and we believe it will remain at the forefront of the industry.

We invested in Nutrien, the world’s largest crop nutrient company. Nutrien’s North American production is uniquely positioned to benefit from fertilizer supply curtailments in China, Europe, Russia and Belarus. While investors believe 2022 represents peak earnings for the company, we think they’re underestimating the durability of Nutrien’s earnings power, as the Russian sanctions have just begun. Nutrien also operates the largest global farm retail business, which provides a resilient and steadily growing stream of earnings.

We bought auto insurer Progressive, which is an innovative, market-share gainer with best-in-class profitability. Progressive’s data-based pricing algorithms and telematics allow it to identify the safest drivers and offer them the lowest rates. As used car prices eventually come down from exceptionally high levels, we expect Progressive’s underwriting margins to expand.

Finally, we bought Cintas, the largest uniform rental company in the United States. The company delivers clean uniforms to businesses, thereby saving customers time and money, compared to the alternative of purchasing and washing their own uniforms. Cintas’s superior scale and route density have enabled it to consistently gain market share from smaller competitors and expand margins, and we expect both will continue as the company has ample opportunity to expand and cross-sell its other products and services.

To make room for Nutrien, Progressive and Cintas, we sold Autodesk, Burlington Stores, Guidewire, New York Times and Xylem. Almost 40% of Autodesk’s revenue

Quarterly Report • 2022

is from Europe, and its end markets are cyclical, so we’re concerned that a slowdown in Europe could hurt its growth. Burlington Stores is being negatively impacted by freight and labor inflation, and we think margins are likely to get squeezed since the company’s pricing power is limited. We moved on from Guidewire because the company’s growth has been disappointing, and we found better opportunities elsewhere. We sold the New York Times because we’re concerned digital subscriber growth will require greater-than-expected investments. Finally, we took our gains in Xylem because the stock was expensive given its growth profile.

At quarter end, information technology remains our largest sector weighting at 35.1%, which is slightly less than the index’s weighting. We’re slightly overweight the health care sector, headlined by innovative and wide moat companies like Veeva, tools manufacturer Agilent and gene sequencer Illumina, as well as a number of smaller positions with moonshot upside like 10x Genomics and biotechnology companies Alnylam, BioMarin and Seagen. We were overweight the consumer discretionary sector last quarter but we’ve moved to an underweight position, as we sold Burlington Stores and recently trimmed our large position in O’Reilly Automotive after a run of outperformance. We continue to own a number of discretionary companies that are consistent market share gainers, such as Pool Corporation, Lululemon Athletica and Hilton. Our largest overweight sector remains financials. Within this sector, we’re invested in several companies that are innovative and have wide moats, such as Signature Bank, Silvergate Capital, data provider Morningstar, fixed income trading platform MarketAxess and auto insurer Progressive.

We’re excited to see how our companies perform as the year unfolds. We believe their structural growth, competitive advantages and strong ESG profiles position them to generate attractive long-term returns.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Your truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Quarterly Report • 2022

Parnassus Fixed Income Fund

As of March 31, 2022, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $15.99, producing a loss for the quarter of -6.68% (including dividends). This compares to a loss of -5.93% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”) and a loss of -5.93% for the Lipper Core Bond Funds Average, which represents the average return of the core bond funds followed by Lipper (the “Lipper Average”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate Index and the Lipper Average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 2.51%, and the unsubsidized SEC yield was 2.39%

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-4.47	1.24	1.75	1.75	0.76	0.68

Parnassus Fixed Income Fund – Institutional Shares	-4.28	1.45	1.97	1.89	0.56	0.45

Bloomberg U.S. Aggregate Bond Index	-4.15	1.69	2.14	2.24	NA	NA

Lipper Core Bond Funds Average	-4.30	1.95	2.21	2.34	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 1.91%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As Described in the Fund’s current prospectus dated May 1 2022 Parnassus Investments, LLC has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1 2023, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The start of 2022 was one of the most difficult for bonds in decades and was particularly hard for corporate bonds. Bonds sold off as the Federal Reserve pivoted from accommodating to hawkish, as the invasion of Ukraine jolted global markets and as inflation both expanded and intensified.

Spreads on corporate bonds also widened, meaning that corporate bonds were the worst-performing asset within the Index for the quarter, losing -7.69%. Our portfolio of corporate bonds slightly outperformed the portfolio within the Index, losing -7.55%, but that was not enough to overcome the impacts of our allocation. The Fund held 68.61% of assets in corporate securities as compared to the Index at 25.12%. As a result, allocation reduced the total return by -0.91%.

Selection was a bright spot within the quarter, adding 0.41% to the total return. Our Treasury portfolio, which was positioned for higher rates, was our top performer as compared to the Index. The Treasury portfolio recorded a loss of -4.42% versus the Index at -5.57%, producing 1.15% of positive relative return. These bonds outperformed because we transitioned the portfolio into a barbell at the beginning of 2021 and because the portfolio had a somewhat shorter duration than the Index, both of which helped protect our Treasuries from rising rates.

The Parnassus Fixed Income Fund’s technology bonds were the worst-performing sector, relative to the Index. Our technology bonds declined -7.32%, besting the Index’s return of -7.65%. However, our significant overweight allocation at 13.65% of assets, as compared to the Index at 2.52%, means that our attribution was -0.82%. Within that sector, bonds issued by Fiserv had the largest negative impact, reducing the total return by -0.14%. The duration of our Fiserv bonds, at 10.2 years,

Quarterly Report • 2022

far exceeds that of Fiserv bonds in the Index at 6.2 years and accounts for the relative underperformance.

Utilities were our best relative performing corporate bonds in the quarter. While we only hold a small position in convertible bonds issued by SunRun, the residential solar company, these produced a positive return of 1.73%, far better than the -8.80% return on utility bonds within the Index. These SunRun convertible bonds yield nearly 6% and are part of our strategy to provide investors with above-market yields.

Parnassus Fixed Income Fund

As of March 31, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Despite the volatility in markets and geopolitics, we remain focused on our investment process. Delivering an above-market yield is one of the Parnassus Fixed Income Fund’s objectives, so we strategically added securities in the quarter that have great yields. Preferred stock issued by Morgan Stanley, First Republic Bank and Capital One all have exceptional yields in some cases nearly 5.5%. Because of the opportunity we found in preferred stock this quarter, our allocation to this asset class increased from 3.7% to 6.2%. Most of the preferred stock we own is perpetual, which means it has a long duration and so pushed the duration of our corporate holdings up. We believe this is a good trade-off, as the yields available on these securities and the excellent credit quality of the issuers should make these a rewarding investment.

Portions of the Treasury curve inverted in the quarter, as shorter-term rates moved above longer-term. Historically this is a recessionary signal, but the sections of the curve that have inverted so far are a weak signal and usually point to a recession at least 18 months into the future. At this stage, we think it’s especially important to consider each section of the yield curve separately. The Federal Reserve has committed to hiking rates, but those are very short-term rates. Typically, after the Treasury curve begins to invert, the yields on the longest-dated bonds remain anchored. Instead, it is short-term rates that continue to rise.

This expectation is reflected in our purchase of 30-year Treasury bonds in the quarter. Estimates for GDP growth in 2022 have fallen from 4.2% at the beginning of the year to 3.5% today, with only 1.7% growth in the first quarter. Inflation expectations into the future are also steady, despite hot inflation today. For that reason, we think the long-end of the curve will see less volatility over the next few months.

While corporate bonds may continue to be volatile given the current yield curve dynamic, we think that they offer attractive total return potential over the medium and long term. Credit fundamentals are still robust with both debt leverage and corporate profit margins supportive of credit performance. We also continue to seek attractive yields that are an important driver of the fund’s total return.

Quarterly Report • 2022

As always, thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2022

Responsible Investing Notes

During the quarter, our investment team reached out to companies held in our portfolios to understand how they’re responding to the tragic events in Ukraine. We’ve been encouraged by their actions and believe they’re leading by example. Additionally, our stewardship team scored several impressive wins, where their engagements have resulted in positive changes across a number of well-known companies. More information about both topics is included below.

Responding to the Events in Ukraine

As a responsible investor for nearly four decades, our focus has always been on investing in companies that are good citizens. When extraordinary events like war occur, our expectation is that our companies will lead with compassion and use their judgment to do what’s best for those directly impacted and for their stakeholders broadly.

It’s important to note that “doing right” has a different meaning depending on the industry a company operates in. We believe that companies providing essential products and services, like Proctor & Gamble, are acting responsibly by significantly reducing their operations in Russia, but at the same time continuing to sell essential goods like basic health, hygiene and personal-care items that Russian families depend on. The company has also done a commendable job proactively suspending operations in Ukraine to provide evacuation assistance as well as food, shelter and essential products to Ukrainian families.

On the other hand, we applaud companies that produce discretionary items, like Levi Strauss, for suspending sales in Russia. The denim manufacturer has also halted new investments in Russia and has donated to nonprofit organizations aiding Eastern European refugees.

We are also proud to see our technology companies using their resources to support Ukraine. For example, Microsoft has suspended all new sales of products and services in Russia and has proactively worked to help Ukraine defend against cyberattacks. These efforts are helping to protect the Ukrainian government as well as other technology and financial sector organizations to secure their infrastructure. Microsoft’s Skype has also extended free calling into and out of Ukraine, providing more than 6.5 million minutes of calls so that Ukrainians can stay in touch with loved ones.

Overall, we’re proud to see our portfolio companies stepping up and supporting Ukraine in a myriad of ways.

Stewardship Highlights

Last year, we began a multi-year engagement on environmental justice. We’ve been working with Waste Management (WM) to develop policies, governance structures, and programs to identify and address its environmental justice impacts. The company has responded positively to our requests so far it formed an advisory council to oversee environmental justice topics and published a tool that maps facility-level clean technology, pollution, and community demographic data. This level of data consolidation and transparency is a crucial first step in mitigating disparate impacts of the company’s operations and makes WM a corporate leader on environmental justice. WM continues to work with us and our partners at Trillium Asset Management to further develop its environmental-justice strategy.

On the same topic, we filed a shareholder resolution at Republic Services, a direct peer to WM, requesting that the company conduct an independent environmental-justice audit. The resolution was filed after months of engagement and will be voted on by shareholders this spring. We hope that it will elevate the importance of environmental justice within Republic Services and spur the company to earnestly address the issue.

Another emerging area we’re focused on is the increasing use of artificial intelligence and machine learning (AI/ML), and the risks of bias and discrimination posed by these technologies. Earlier this year, we filed and successfully withdrew a shareholder resolution at Cerner, a health care technology company, after Cerner agreed to publish its guiding principles for the use of AI/ML as well as its efforts to address algorithmic harms on its website. Given Oracle’s impending acquisition of Cerner, we believe Cerner’s transparency and increased attention to this topic has important implications not only for Oracle but also for the broader health care technology industry.

Finally, in light of the ongoing unionization efforts at Starbucks locations across the country, we joined a group of investors to develop sign-on letters to Starbucks’ CEO and Chair requesting the company adopt a policy of neutrality and cease all anti-union activities. The effort garnered $3.4 trillion in investor

Quarterly Report • 2022

support and has led to an engagement with company executives. We hope to see the company’s actions align with our requests over the coming weeks and months.

We look forward to sharing highlights from our full engagement season with you this summer.

Sincerely,

Robert J. Klaber

Director of ESG Research and Portfolio Manager

Marissa LaFave

Manager, ESG Stewardship

Rachel Nishimoto

Manager, ESG Stewardship

Quarterly Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	6,840,934	2,109,128,362	7.1%
Alphabet Inc., Class A	690,980	1,921,857,223	6.4%
Fiserv Inc.	12,672,877	1,285,029,728	4.3%
Deere & Co.	3,052,181	1,268,059,118	4.2%
CME Group Inc., Class A	5,062,381	1,204,137,945	4.0%
Mastercard Inc., Class A	3,211,396	1,147,688,702	3.8%
Danaher Corp.	3,800,882	1,114,912,717	3.7%
Becton, Dickinson and Co.	4,010,763	1,066,862,958	3.5%
S&P Global Inc.	2,597,371	1,065,389,637	3.5%
Apple Inc.	5,327,965	930,315,969	3.1%
Canadian Pacific Railway Ltd.	11,182,599	923,011,721	3.1%
Comcast Corp., Class A	18,231,231	853,586,235	2.8%
The Charles Schwab Corp.	9,497,745	800,754,881	2.6%
Linde plc	2,474,530	790,439,118	2.6%
Costco Wholesale Corp.	1,351,209	778,093,703	2.6%
The Procter & Gamble Co.	5,039,444	770,027,043	2.5%
Applied Materials Inc.	5,328,395	702,282,461	2.3%
Ball Corp.	7,665,093	689,858,370	2.3%
Verisk Analytics Inc	2,995,396	642,901,843	2.1%
Texas Instruments Inc.	3,444,010	631,906,955	2.1%
Waste Management Inc.	3,971,331	629,455,963	2.1%
NVIDIA Corp.	2,271,090	619,689,617	2.0%
American Tower Corp.	2,445,771	614,426,591	2.0%
T-Mobile US, Inc.	4,727,540	606,779,759	2.0%
Booking Holdings Inc.	254,802	598,389,757	2.0%
Boston Scientific Corp.	13,311,329	589,558,761	2.0%
Mondelez International Inc., Class A	8,770,197	550,592,968	1.8%
Adobe Inc.	1,118,677	509,691,615	1.7%
Thermo Fisher Scientific Inc.	792,766	468,247,238	1.5%
The Sherwin-Williams Co.	1,862,242	464,852,848	1.5%
The Home Depot, Inc.	1,531,970	458,564,580	1.5%
Gilead Sciences Inc.	7,542,335	448,391,816	1.5%
Verizon Communications Inc.	8,702,221	443,291,138	1.5%
Micron Technology Inc.	5,654,866	440,457,513	1.5%
Intercontinental Exchange Inc.	3,300,866	436,110,416	1.4%
Nike Inc., Class B	3,227,827	434,336,401	1.4%
Alexandria Real Estate Equities Inc.	2,100,486	422,722,807	1.4%
CoStar Group Inc.	4,756,075	316,802,156	1.0%
Union Pacific Corp.	1,113,083	304,105,406	1.0%
Pentair plc	1,836,813	99,573,633	0.3%

Total investment in equities		30,152,285,672	99.7%

Total short-term securities		135,859,889	0.5%

Other assets and liabilities		(57,200,307)	-0.2%

Total net assets		30,230,945,254	100.0%

Net asset value as of March 31, 2022
Investor shares		$59.74
Institutional shares		$59.87

Quarterly Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Hologic Inc.	4,269,814	328,007,111	4.3%
Jack Henry & Associates Inc.	1,504,545	296,470,592	3.9%
Republic Services Inc.	2,017,466	267,314,245	3.5%
SBA Communications Corp., Class A	716,389	246,509,455	3.2%
Sysco Corp.	2,962,254	241,868,039	3.2%
Avantor Inc.	7,112,960	240,560,307	3.1%
Verisk Analytics Inc.	1,100,252	236,147,087	3.1%
Cboe Global Markets Inc.	1,971,390	225,566,444	2.9%
Ball Corp.	2,365,048	212,854,320	2.8%
Alexandria Real Estate Equity Inc.	978,257	196,874,221	2.6%
O’Reilly Automotive Inc.	278,254	190,592,860	2.5%
Agilent Technologies Inc.	1,427,194	188,860,582	2.5%
Guidewire Software Inc.	1,984,341	187,758,345	2.4%
C.H. Robinson Worldwide Inc.	1,711,986	184,398,012	2.4%
Broadridge Financial Solutions Inc.	1,181,046	183,900,673	2.4%
Burlington Stores Inc.	1,003,142	182,742,378	2.4%
Grocery Outlet Holding Corp.	5,448,421	178,599,240	2.3%
Signature Bank	607,959	178,429,887	2.3%
IQVIA Holdings, Inc.	760,169	175,758,674	2.3%
PPG Industries Inc.	1,296,499	169,932,124	2.2%
Avalara Inc.	1,696,739	168,842,498	2.2%
CNH Industrial NV	10,607,848	168,240,469	2.2%
Synopsys Inc.	486,400	162,102,528	2.1%
KLA Corp.	429,948	157,386,765	2.0%
Trimble Inc.	2,170,005	156,544,161	2.0%
CoStar Group Inc.	2,312,772	154,053,743	2.0%
Americold Realty Trust	5,467,059	152,421,605	2.0%
Western Digital Corp.	3,028,104	150,345,364	2.0%
VF Corp.	2,618,293	148,876,140	1.9%
First Republic Bank, Class A	875,922	141,986,956	1.8%
Roper Technologies Inc.	297,055	140,278,283	1.8%
IDACORP Inc.	1,206,425	139,173,188	1.8%
Hilton Worldwide Holdings Inc.	906,313	137,523,935	1.8%
Cable One Inc.	93,869	137,446,745	1.8%
Pentair plc	2,465,943	133,678,770	1.7%
Levi Strauss & Co., Class A	6,480,060	128,045,986	1.7%
Autodesk Inc.	565,307	121,173,555	1.6%
BioMarin Pharmaceutical Inc.	1,523,805	117,485,366	1.5%
Ansys Inc.	358,868	113,994,420	1.5%
First Horizon Corp.	4,795,869	112,654,963	1.5%
Stanley Black & Decker Inc.	765,165	106,962,415	1.4%
The AES Corp.	3,698,870	95,171,925	1.2%
D.R. Horton, Inc.	1,125,616	83,869,648	1.1%
Angi Inc., Class A	9,595,425	54,406,060	0.7%

Total investment in equities		7,495,810,084	97.6%

Total short-term securities		181,894,624	2.4%

Other assets and liabilities		3,084,022	0.0%

Total net assets		7,680,788,730	100.0%

Net asset value as of March 31, 2022
Investor shares		$40.29
Institutional shares		$40.48

Quarterly Report • 2022

Parnassus Endeavor Fund

Portfolio of Investments as of March 31, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
The Charles Schwab Corp.	2,360,908	199,048,154	3.7%
Merck & Co., Inc.	2,306,548	189,252,264	3.5%
Verizon Communications Inc.	3,521,415	179,380,880	3.3%
Cisco Systems Inc.	3,000,000	167,280,000	3.1%
Intel Corp.	3,297,764	163,437,184	3.0%
Sysco Corp.	1,975,976	161,338,441	3.0%
Global Payments Inc.	1,128,745	154,457,466	2.9%
PepsiCo Inc.	915,459	153,229,527	2.8%
Vertex Pharmaceuticals Inc.	571,485	149,140,441	2.8%
S&P Global Inc.	331,514	135,980,413	2.5%
American Express Co.	724,738	135,526,006	2.5%
Apple Inc.	763,681	133,346,339	2.5%
Agilent Technologies Inc.	1,000,000	132,330,000	2.5%
The Progressive Corp.	1,105,217	125,983,686	2.3%
Bank of America Corp.	3,000,000	123,660,000	2.3%
The Bank of New York Mellon Corp.	2,444,145	121,302,916	2.3%
Simon Property Group Inc.	913,815	120,221,501	2.2%
FedEx Corp.	514,788	119,116,795	2.2%
Gilead Sciences Inc.	1,949,610	115,904,315	2.2%
Paychex Inc.	841,205	114,799,246	2.1%
Microsoft Corp.	369,967	114,064,526	2.1%
Micron Technology Inc.	1,450,399	112,971,578	2.1%
Hanesbrands Inc.	7,512,685	111,863,880	2.1%
Becton, Dickinson and Co.	419,352	111,547,632	2.1%
Alphabet Inc., Class A	40,000	111,254,000	2.1%
Novartis AG (ADR)	1,242,128	108,996,732	2.0%
Mastercard Inc., Class A	300,000	107,214,000	2.0%
W.W. Grainger Inc.	207,565	107,059,951	2.0%
Comcast Corp., Class A	2,256,901	105,668,105	2.0%
Western Digital Corp.	2,100,000	104,265,000	2.0%
Moderna Inc.	599,840	103,328,438	1.9%
Applied Materials Inc.	763,434	100,620,601	1.9%
Biogen Inc.	452,053	95,202,362	1.8%
Union Pacific Corp.	343,705	93,903,643	1.8%
Cummins Inc.	455,464	93,420,221	1.7%
Capital One Financial Corp.	700,000	91,903,000	1.7%
Discover Financial Services	800,869	88,247,755	1.6%
VMware Inc., Class A	727,616	82,853,634	1.5%
BioMarin Pharmaceutical Inc.	1,059,846	81,714,127	1.5%
D.R. Horton Inc.	1,057,546	78,797,752	1.5%
VF Corp.	1,382,333	78,599,454	1.5%
Accenture plc, Class A	231,254	77,985,786	1.4%
Stanley Black & Decker Inc.	535,107	74,802,608	1.4%
The Gap Inc.	5,067,768	71,354,173	1.3%
Cerner Corp.	673,872	63,047,464	1.2%
PayPal Holdings Inc.	451,151	52,175,613	1.0%

Total investment in equities		5,317,597,609	98.9%

Total short-term securities		71,746,487	1.3%

Other assets and liabilities		(10,545,351)	-0.2%

Total net assets		5,378,798,745	100.0%

Net asset value as of March 31, 2022
Investor shares		$50.96
Institutional shares		$51.05

Quarterly Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of March 31, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Cadence Design Systems Inc.	288,605	47,463,978	5.1%
Synopsys Inc.	124,479	41,485,116	4.5%
Pool Corp.	89,405	37,804,904	4.1%
Verisk Analytics Inc.	175,308	37,626,356	4.1%
IDEXX Laboratories Inc.	62,395	34,133,809	3.7%
Agilent Technologies Inc.	248,068	32,826,838	3.5%
Veeva Systems Inc., Class A	153,648	32,644,054	3.5%
Match Group Inc.	250,898	27,282,649	2.9%
O’Reilly Automotive Inc.	39,269	26,897,694	2.9%
MarketAxess Holdings Inc.	77,751	26,450,890	2.8%
KLA Corp.	72,205	26,431,362	2.8%
Old Dominion Freight Lines Inc.	86,603	25,866,584	2.8%
CoStar Group Inc.	387,000	25,778,070	2.8%
Block Inc.	189,474	25,692,675	2.8%
Illumina Inc.	73,104	25,542,538	2.8%
Monolithic Power Systems Inc.	50,262	24,411,248	2.6%
Teradyne Inc.	202,631	23,957,063	2.6%
Thomson Reuters Corp.	217,191	23,641,240	2.5%
Broadridge Financial Solutions Inc.	141,281	21,998,865	2.4%
MercadoLibre Inc.	18,355	21,832,905	2.4%
Five9 Inc.	197,747	21,831,269	2.4%
Signature Bank	74,090	21,744,674	2.3%
The Progressive Corp.	181,525	20,692,035	2.2%
Lululemon Athletica Inc.	54,564	19,928,410	2.1%
The Trade Desk Inc., Class A	285,430	19,766,028	2.1%
Fortinet Inc.	57,395	19,614,167	2.1%
Nutrien Ltd.	188,197	19,570,606	2.1%
Cintas Corp.	45,880	19,516,893	2.1%
Ansys Inc.	60,677	19,274,049	2.1%
Morningstar Inc.	66,909	18,277,532	2.0%
Avalara Inc.	174,337	17,348,275	1.9%
Coupa Software Inc.	168,245	17,098,739	1.8%
Silvergate Capital Corp., Class A	111,554	16,796,686	1.8%
Hilton Worldwide Holdings Inc.	108,531	16,468,494	1.8%
Alnylam Pharmaceuticals Inc.	77,587	12,669,181	1.4%
Angi Inc., Class A	2,045,391	11,597,367	1.2%
BioMarin Pharmaceutical Inc.	142,279	10,969,711	1.2%
Seagen Inc.	60,513	8,716,898	0.9%
10X Genomics Inc., Class A	93,160	7,086,681	0.8%

Total investment in equities		908,736,533	97.9%

Total short-term securities		20,820,491	2.2%

Other assets and liabilities		(1,001,118)	-0.1%

Total net assets		928,555,906	100.0%

Net asset value as of March 31, 2022
Investor shares		$54.29
Institutional shares		$54.42

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2022 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Bank of America	5.00%	09/17/2024	223,739	5,410,009	1.2%
Morgan Stanley	4.25%	01/15/2027	240,000	5,162,400	1.2%
First Republic Bank	4.50%	12/31/2026	200,000	4,416,000	1.0%
Public Storage	4.00%	06/16/2026	140,549	2,879,849	0.7%
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	2,853,739	0.7%
The Charles Schwab Corp.	4.45%	06/01/2026	100,000	2,288,000	0.5%
Public Storage	4.10%	01/13/2027	70,000	1,453,900	0.3%
Capital One Financial Company	5.00%	12/01/2024	50,000	1,153,500	0.3%
Public Storage	3.88%	10/06/2025	40,000	819,200	0.2%
Capital One Financial Company	4.63%	12/01/2025	22,285	483,139	0.1%

Total investment in preferred stocks				26,919,736	6.2%

Convertible Bonds			Principal Amount ($)
Sunrun Inc.	0.00%	02/01/2026	2,000,000	1,591,000	0.4%

Total investment in convertible bond				1,591,000	0.4%

Corporate Bonds
Ball Corp.	4.88%	03/15/2026	6,000,000	6,251,076	1.5%
Trimble Inc.	4.90%	06/15/2028	6,000,000	6,224,535	1.4%
Hanesbrands Inc.	4.88%	05/15/2026	6,000,000	6,045,000	1.4%
Avantor Funding Inc.	4.63%	07/15/2028	6,000,000	5,925,000	1.4%
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	5,688,950	1.3%
McCormick & Co., Inc.	2.50%	04/15/2030	6,000,000	5,565,113	1.3%
Booking Holdings Inc.	4.63%	04/13/2030	5,000,000	5,423,571	1.3%
SBA Communications Corp.	3.88%	02/15/2027	5,500,000	5,356,890	1.3%
Lowe’s Companies Inc.	4.50%	04/15/2030	5,000,000	5,351,047	1.2%
MSCI Inc.	4.00%	11/15/2029	5,500,000	5,341,518	1.2%
Comcast Corp.	4.25%	10/15/2030	5,000,000	5,318,159	1.2%
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,217,060	1.2%
Hologic Inc.	3.25%	02/15/2029	5,500,000	5,135,735	1.2%
Qorvo Inc.	3.38%	04/01/2031	5,500,000	5,032,280	1.2%
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	5,007,183	1.2%
Xylem Inc.	2.25%	01/30/2031	5,500,000	4,996,581	1.2%
Alaska Air 2020-1, Class B	8.00%	08/15/2025	4,691,986	4,975,616	1.2%
Teleflex Inc.	4.25%	06/01/2028	5,000,000	4,868,750	1.1%
T-Mobile USA Inc.	2.25%	02/15/2026	5,000,000	4,724,188	1.1%
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	4,526,550	1.1%
Sealed Air Corp.	4.00%	12/01/2027	4,482,000	4,369,950	1.0%
Southwest Airlines Co.	5.13%	06/15/2027	4,000,000	4,282,360	1.0%
Adobe Inc.	2.30%	02/01/2030	4,500,000	4,258,123	1.0%
Fiserv Inc.	2.65%	06/01/2030	4,500,000	4,153,784	1.0%
CNH Industrial Capital LLC	1.45%	07/15/2026	4,500,000	4,137,427	1.0%
Merck & Co. Inc.	3.40%	03/07/2029	4,000,000	4,091,124	1.0%
American Tower Corp.	2.70%	04/15/2031	4,500,000	4,070,153	0.9%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,043,476	0.9%
Becton, Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,043,403	0.9%
Regency Centers LP	3.70%	06/15/2030	4,000,000	4,002,394	0.9%
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	3,941,320	0.9%

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2022 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Kansas City Southern	2.88%	11/15/2029	4,000,000	3,845,399	0.9%
Autodesk Inc.	4.38%	06/15/2025	3,630,000	3,728,495	0.8%
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,609,759	0.8%
Capital One Financial Co.	2.62%	11/02/2032	4,000,000	3,602,389	0.8%
Waste Management Inc.	3.15%	11/15/2027	3,500,000	3,512,283	0.8%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,462,960	0.8%
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,417,163	0.8%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,374,043	0.8%
VF Corp.	2.95%	04/23/2030	3,500,000	3,315,940	0.8%
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,750,000	3,278,120	0.8%
The Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,262,204	0.8%
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,168,683	0.7%
Masco Corp.	4.50%	05/15/2047	3,000,000	3,095,520	0.7%
APTIV plc	4.35%	03/15/2029	3,000,000	3,087,096	0.7%
Digital Realty Trust Inc.	3.60%	07/01/2029	3,000,000	2,986,749	0.7%
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	2,904,357	0.7%
Cummins Inc.	4.88%	10/01/2043	2,500,000	2,784,567	0.7%
Gilead Sciences Inc.	4.80%	04/01/2044	2,500,000	2,750,971	0.6%
APTIV plc	5.40%	03/15/2049	2,500,000	2,729,407	0.6%
FedEx Corp.	4.75%	11/15/2045	2,500,000	2,669,495	0.6%
FedEx Corp.	4.25%	05/15/2030	2,500,000	2,624,965	0.6%
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,623,887	0.6%
Masco Corp.	2.00%	10/01/2030	3,000,000	2,598,719	0.6%
VF Corp.	6.00%	10/15/2033	2,000,000	2,303,537	0.5%
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,219,692	0.5%
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,206,351	0.5%
Autodesk Inc.	2.85%	01/15/2030	2,250,000	2,116,943	0.5%
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	2,078,475	0.5%
Fiserv Inc.	4.40%	07/01/2049	2,000,000	2,064,038	0.5%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,024,103	0.5%
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,014,146	0.5%
Alexandria Real Estate	4.85%	04/15/2049	1,750,000	1,975,360	0.5%
Starbucks Corp.	2.55%	11/15/2030	2,000,000	1,862,998	0.4%
Morgan Stanley	2.51%	10/20/2032	2,000,000	1,802,827	0.4%
The Clorox Co.	1.80%	05/15/2030	2,050,000	1,799,969	0.4%
American Tower Corp.	2.95%	01/15/2051	2,250,000	1,772,901	0.4%
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,721,507	0.4%
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,706,421	0.4%
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,612,365	0.4%
Iron Mountain Inc.	4.88%	09/15/2029	1,500,000	1,427,805	0.3%
Discover Financial Services	4.10%	02/09/2027	1,000,000	1,021,032	0.2%
Qorvo Inc.	4.38%	10/15/2029	1,000,000	1,000,335	0.2%
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	1,000,000	946,310	0.2%
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	897,662	0.2%
Boston Scientific Corp.	4.70%	03/01/2049	495,000	550,775	0.1%
Southwest Air 07-1 Trust	6.15%	08/01/2022	147,523	148,474	0.0%

Total investment in corporate bonds				262,075,513	60.7%

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2022 (unaudited) (continued)

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,917,229	1.4%
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,608,897	1.1%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,073,557	0.9%
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,012,840	0.8%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,941,343	0.5%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,883,980	0.4%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,747,082	0.4%

Total investment in supranational bonds				23,184,928	5.5%

U.S. Government Treasury Bonds
U.S. Treasury	2.38%	02/29/2024	5,000,000	5,008,593	1.2%
U.S. Treasury	1.38%	02/15/2023	5,000,000	4,991,406	1.2%
U.S. Treasury	2.13%	03/31/2024	5,000,000	4,982,226	1.2%
U.S. Treasury	2.88%	05/15/2049	4,000,000	4,303,906	1.0%
U.S. Treasury	1.88%	07/31/2026	4,000,000	3,903,125	0.9%
U.S. Treasury	2.00%	02/15/2050	4,000,000	3,604,219	0.8%
U.S. Treasury	1.25%	05/15/2050	4,500,000	3,363,047	0.8%
U.S. Treasury	2.25%	08/15/2049	3,500,000	3,330,058	0.8%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,033,516	0.7%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,009,375	0.7%
U.S. Treasury	1.63%	11/15/2022	3,000,000	3,006,797	0.7%
U.S. Treasury	0.13%	05/31/2022	3,000,000	2,998,690	0.7%
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,983,711	0.7%
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,972,930	0.7%
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,960,742	0.7%
U.S. Treasury	1.75%	07/31/2024	3,000,000	2,955,352	0.7%
U.S. Treasury	2.00%	11/15/2026	3,000,000	2,938,359	0.7%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,445,720	2,758,696	0.6%
U.S. Treasury	0.88%	01/31/2024	2,500,000	2,437,988	0.6%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,291,719	0.5%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,184,766	0.5%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,015,156	0.5%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,010,078	0.5%
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,007,891	0.5%
U.S. Treasury	0.13%	06/30/2022	2,000,000	1,997,812	0.5%
U.S. Treasury	1.75%	06/30/2024	2,000,000	1,972,500	0.5%
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,950,078	0.4%
U.S. Treasury	1.25%	08/31/2024	2,000,000	1,944,844	0.4%
U.S. Treasury	1.88%	02/15/2032	2,000,000	1,920,937	0.4%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,859,922	0.4%
U.S. Treasury (TIPS)	0.38%	12/31/2025	2,000,000	1,849,063	0.4%
U.S. Treasury	1.63%	11/15/2050	2,000,000	1,642,187	0.4%
U.S. Treasury	2.75%	11/15/2047	1,500,000	1,557,129	0.4%
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,542,656	0.4%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,342,020	1,539,837	0.4%
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,455,234	0.3%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,185,560	1,256,115	0.3%
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,079,922	0.2%
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,064,844	0.2%

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2022 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,018,242	0.2%
U.S. Treasury	2.00%	05/31/2024	1,000,000	992,188	0.2%
U.S. Treasury	0.50%	03/31/2025	1,000,000	943,047	0.2%
U.S. Treasury	0.63%	03/31/2027	1,000,000	915,586	0.2%

Total investment in U.S. government treasury bonds				104,554,489	24.3%

Total long-term investments				418,325,666	97.1%

Total short-term securities				15,645,841	3.6%

Other assets and liabilities				(2,907,301)	(0.7%)

Total net assets				431,064,206	100.0%

Net asset value as of March 31, 2022
Investor shares				$15.99
Institutional shares				$15.99

Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Lipper Multi-Cap Value Funds Average, the Lipper Mid-Cap Core Funds Average, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Lipper Multi-Cap Value Funds Average tracks the financial performance of several different types of managed fund strategies.

The Lipper Mid-Cap Core Funds Average tracks the financial performance of several different types of managed fund strategies. Each Lipper index is based on the performance of the largest publicly traded funds in the strategy group.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Effective September 30, 2021 the benchmark for the Parnassus Endeavor Fund changed from the S&P 500 to the Russell 1000 Value Index.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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© 2021 Parnassus Investments, LLC. All rights reserved. PARNASSUS, PARNASSUS INVESTMENTS, and PARNASSUS FUNDS are federally registered trademarks of Parnassus Investments, LLC. The Parnassus Funds are distributed by Parnassus Funds Distributor, LLC.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

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